Exhibit 99.2

IMPORTANT ADDITIONAL INFORMATION

Obagi Medical Products, Inc. (“Obagi”) , its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Obagi stockholders in connection with the matters to be considered at Obagi’s 2013 Annual  Meeting of Stockholders. Obagi intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Obagi stockholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. OBAGI INTENDS TO UTILIZE A WHITE PROXY CARD TO SOLICIT  PROXIES FROM OBAGI STOCKHOLDERS AT OBAGI’S 2013 ANNUAL MEETING OF STOCKHOLDERS. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Obagi’s 2013 Annual Meeting.  On July 31, 2012, Kristina M. Leslie was appointed to Obagi’s Board of Directors. Ms. Leslie currently holds 4,890 shares of restricted stock that will vest in full on July 31, 2013.  Information regarding the direct and indirect beneficial ownership of Obagi’s other directors and executive officers in Obagi securities can be found in Obagi’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 8, 2012 and its proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on April 27, 2012.  Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Obagi with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.obagi.com.